UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

Aimco
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IMPORTANT ANNUAL MEETING INFORMATION

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Annual Stockholders' Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Apartment Investment and Management Company (Aimco) Annual Stockholders' Meeting to be Held on April 28, 2015

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for Aimco's annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper or email copy. The items to be voted on and location of the annual stockholders' meeting are on the reverse side of this notice. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Aimco's proxy statement, Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and Corporate Citizenship Report are available to you on the Internet at:

www.envisionreports.com/aiv

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/aiv** to view the materials.
Step 2: Click on **Cast Your Vote or Request Materials.**
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 14, 2015, to facilitate timely delivery.

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No Spacing;Annual Stockholders’ Meeting Notice Aimco’s Annual Meeting of Stockholders will be held on April 28, 2015, at Aimco’s Corporate Office, 4582 S. Ulster Street, Suite 1100, Denver, CO 80237, at 8:30 a.m. Mountain Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR all the nominees listed in Proposal 1, FOR Proposals 2, 3, 4 and 5, and AGAINST Proposal 6: 1. Election of the following Directors: James N. Bailey Terry Considine Thomas L. Keltner J. Landis Martin Robert A. Miller Kathleen M. Nelson Michael A. Stein 2. Ratification of the selection of Ernst & Young LLP to serve as the independent registered public accounting firm for the year ending December 31, 2015. 3. Advisory vote on executive compensation. 4. Approval of the 2015 Stock Award and Incentive Plan. 5. Amendment of Aimco’s charter to permit the Board of Directors to grant waivers of the “look through ownership limit” up to 18%. 6. Stockholder proposal regarding “proxy access,” if properly presented at the Stockholder’s Meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice and identification with you. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copes: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.envisionreports.com/aiv. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials Aimco” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 14, 2015. 020BYC